FIRST AMENDMENT TO LOAN AGREEMENT


       THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "Amendment"), dated as of January 20, 1994, is between EL CHICO RESTAURANTS, INC., a Texas corporation ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (successor by merger to Texas Commerce Bank, National Association), a national banking association ("Lender").

                         RECITALS:

       A. Borrower and Lender have entered into that certain Loan Agreement (the "Agreement") dated as of September 21, 1993.

       B. Pursuant to the Agreement, El Chico Corporation of Oklahoma, Inc., an Oklahoma corporation ("Oklahoma"), El Chico Realty Corporation, a Texas corporation ("Realty"), and Southwest Cafes of Tennessee, Inc., a Tennessee corporation ("Tennessee", and together with Oklahoma and Realty, collectively the "Guarantors" and each a "Guarantor"), each executed a Guaranty Agreement (collectively, the "Guaranties" and each a "Guaranty") dated as of September 21, 1993 which guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

       C. Borrower and Lender now desire to amend the Agreement as herein set forth.

       NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                         ARTICLE I

                        Definitions

       Section 1 Definitions.   Capitalized terms used in this
   Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. Each reference herein and in the Agreement to the "Limited Partnership" shall mean Texas El Chico Restaurants, L.P., a Delaware limited partnership.

                         ARTICLE II

                         Amendments

       Section 1 Amendment to Debt Covenant. Effective as of the date hereof, subsections (a) and (b) of Section 10.01 of the Agreement are hereby deleted in their entirety and replaced with the following subsections (a), (b) and (c), which shall read in their entirety as follows:

            (a)  Funded Debt to the Lender;

            (b) Existing Funded Debt described on Schedule 2 hereto; and

            (c) Funded Debt of any of the Subsidiaries to the Borrower permitted by Sections 10.05 and 10.06, provided that
          (i) all such Funded Debt shall at all times be unsecured, and
          (ii) all such Funded Debt of any of the Guarantors to the Borrower shall be subordinated to the obligations, liabilities and indebtedness of the Guarantors to the Lender, pursuant to a written subordination agreement in form and substance satisfactory to the Lender.

       Section 2 Amendment to Limitation on Liens. Effective as of the date hereof, the phrase "within thirty (30) days after such initial Advance is made" appearing in subsection (a) of Section 10.02 of the Agreement is hereby amended to read "on or before February 15, 1994".

       Section 3 Amendment to Covenant Regarding Mergers, Etc. Effective as of the date hereof, the amount "$1,000" appearing in subsection (iii) of Section 10.03 of the Agreement is hereby amended to read "$10,000".

       Section 4 Amendment to Restricted Payments Covenant. Effective as of the date hereof, Section 10.04 of the Agreement is hereby amended by adding the following sentence to the end thereof, which shall read in its entirety as follows:

       The Limited Partnership shall not make any payment or distribution (in cash, property, or obligations) to any of its general or limited partners, except for (i) distributions to any partner which is not a Guarantor, so long as no Default or Event of Default has occurred and is continuing and provided that the distributed amount or property is transferred or distributed by such partner to Borrower within ninety (90) days after the date of such distribution, and
          (ii) distributions to any partner which is a Guarantor.

       Section 5 Amendment to Covenant Regarding Transactions With Affiliates. Effective as of the date hereof, Section 10.06 of the Agreement is hereby amended by adding the following proviso to the end of the last sentence thereof, which proviso shall read in its entirety as follows:

       ; provided, however, that so long as no Default or Event of Default has occurred and is continuing, the Borrower or any Subsidiary which is a Guarantor shall be permitted to assign, transfer or convey any of its properties or assets, or advance any funds, to any Subsidiary which is not a Guarantor provided that such properties, assets or funds are transferred or distributed by such Subsidiary to Borrower within ninety (90) days after the date of such assignment, transfer, conveyance or advance.

       Section 6 Amendment to Events of Default. Effective as of the date hereof, Section 12.01 of the Agreement is hereby amended by adding the following subsection (l) to the end thereof, which shall read in its entirety as follows:

            (1) The Borrower or any Subsidiary which is a Guarantor shall pay, distribute, advance, assign, transfer or convey any of its properties, assets or funds to any Subsidiary which is not a Guarantor and such properties, assets or funds are not transferred or distributed by such Subsidiary to the Borrower within ninety (90) days thereafter.

       Section 7 Amendment to Schedules. Effective as of the date hereof, Schedule 3 to the Agreement is hereby amended in its entirety to read as set forth on Annex I hereto, and Schedule 6 to the Agreement is hereby amended in its entirety to read as set forth on Annex II hereto.

                        ARTICLE III

   Consent; Ratifications, Representations and Warranties

       Section 1 Consent to Merger. The Lender hereby consents to the merger of El Chico Restaurant No. 20, Inc. into El Chico Restaurants Arkansas, Inc., to the extent such merger would otherwise violate the covenant contained in Section 10.03 of the Agreement.

       Section 2 Ratifications.   The terms and provisions set forth in
   this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, each of the other Loan Documents, and the obligations, indebtedness and liabilities of Borrower thereunder are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby, each of the other Loan Documents, and the obligations, indebtedness and liabilities of Borrower thereunder shall continue to be legal, valid, binding and enforceable in accordance with its terms.

       Section 3 Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby,
   (v) Borrower owns one hundred percent (100%) of the issued and outstanding capital stock of El Chico Service Company, a Delaware corporation ("Service"), and of ECRT, Inc., a Delaware corporation ("ECRT"), (vi) Service and ECRT own one hundred percent (100%) of the partnership interests of the Limited Partnership, and (vii) ECRT owns no property or assets other than its limited partnership interest in the Limited Partnership and cash and investments in an amount no greater than $10,000.00.
                         ARTICLE IV

                       Miscellaneous

       Section 1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

       Section 2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

       Section 3 Expenses of Lender.  As provided in the Agreement,
   Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Lender's legal counsel.

       Section 4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

       Section 5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

       Section 6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

       Section 7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

       Section 8 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

       Section 9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

       Section 10 Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

       Section 11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

       Executed as of the date first written above.

                              Borrower:

                              EL CHICO RESTAURANTS, INC.



                              By:  /s/Lawrence E. White
                                 --------------------------
                                   Lawrence E. White
                                   Executive Vice President and
                                   Chief Financial Officer



                              By: /s/John A. Cuellar
                                 --------------------------
                                   John A. Cuellar
                                   Senior Vice President and
                                   General Counsel

                              Lender:

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION



                              By:  /s/R. Britt Langford
                                 --------------------------
                                   R. Britt Langford
                                   Senior Vice President


Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that its Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

                              Guarantors:

                              EL CHICO CORPORATION OF
                              OKLAHOMA, INC.



                              By:  /s/Susan R. Holland
                                 --------------------------

                                   Susan R. Holland
                                   President

                              EL CHICO REALTY CORPORATION



                              By:  /s/Lawrence E. White
                                 --------------------------
                                   Lawrence E. White
                                   Vice President



                              SOUTHWEST CAFES OF TENNESSEE, INC.



                              By:  /s/Susan R. Holland
                                 --------------------------
                                   Susan R. Holland
                                   President



FILE: IST
011994TCB2
ELCH T2408-16800
                            ANNEX I

                          Schedule 3
                         Subsidiaries

                              SCHEDULE 3

                         LIST OF SUBSIDIARIES
                       As of January 20, 1994


SUBSIDIARIES OF BORROWER
- ------------------------
                                   JURISDICTION OF    VOTING STOCK OWNED
       NAME OF SUBSIDIARY           INCORPORATION      BY THE BORROWER
- -------------------------------     -------------     -----------------
El Chico Realty Corporation              Texas                100%
Concepts, Inc.                           Texas                100%
El Chico Bebidas Company                 Texas                 49%
El Chico Restaurants of Louisiana, Inc.  Delaware             100%
El Chico Corporation of Oklahoma, Inc.   Oklahoma             100%
El Chico Restaurant No. 20, Inc.         Delaware             100%
Southwest Cafes of Tennessee, Inc.       Tennessee            100%
El Chico Corporation (Georgia)           Georgia              100%
El Chico Corporation of Alabama          Alabama              100%
El Chico Corporation of Florida          Florida              100%
Pronto Design & Supply, Inc.             Texas                100%
Nuevo Ventures, Inc.                     Texas                100%
El Chico Service Company           Delaware             100%
ECRT, Inc.                               Delaware             100%


SUBSIDIARIES OF CONCEPTS, INC.
- ------------------------------
                                    JURISDICTION OF    VOTING STOCK OWNED
       NAME OF SUBSIDIARY            INCORPORATION      BY CONCEPTS, INC.

Concepts Beverages of Oklahoma
 City, Inc.                              Oklahoma            100%
Concepts Beverages of South
 Meridian, Inc.                          Oklahoma            100%


SUBSIDIARIES OF EL CHICO CORPORATION OF OKLAHOMA, INC.
- ------------------------------------------------------
                                                      VOTING STOCK OWNED
                                  JURISDICTION OF      BY EL CHICO CORP.
       NAME OF SUBSIDIARY          INCORPORATION       OF OKLAHOMA, INC.

                                                            100%
Bebidas Company of Tulsa, Inc. (#29)     Oklahoma           100%
Bebidas Company of Oklahoma City,
   Inc. (#56)                            Oklahoma           100%
Bebidas Company of Midwest City,
  Inc. (#88)                             Oklahoma           100%
Bebidas Company of Tulsa No. 65,
  Inc.                                   Oklahoma           100%
Bebidas Company of Oklahoma City
  No. 36, Inc.                           Oklahoma           100%
Bebidas Company of Oklahoma City
  No. 101, Inc.                          Oklahoma           100%
Bebidas Company of Broken Arrow,
  Inc. (#110)                            Oklahoma           100%
Bebidas Company of Oklahoma City
  No. 37, Inc.                           Oklahoma           100%
Bebidas Company of Tulsa No. 23 Inc.     Oklahoma           100%

                              ANNEX II

                             Schedule 6
                             Guarantors





     Guarantor                    Date of
                                 Guaranty              Guaranty Fee
- --------------------------       ---------             ------------

El Chico Corporation of
 Oklahoma, Inc.                   9-21-93               $10,000.00*


El Chico Realty Corporation       9-21-93               $27,469.00*


Southwest Cafes of
 Tennessee, Inc.                  9-21-93               $10,000.00*


El Chico Service Company          1-20-94               $10,000.00*


Texas El Chico Restaurants,
 L.P.                             1-20-94               $26,604.00*





* Amount shown is annual guaranty fee for first year. Annual guaranty fee for subsequent years is to be determined in accordance with the agreement among Borrower and the Guarantors, as follows:

        Applicable Committed Sum, multiplied by .75%, multiplied by 110%, allocated among the Guarantors as provided in such agreement, but not less than $10,000 per annum for any Guarantor.